Consolidated Statement of Profit or Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Consolidated Statement of Profit or Loss
Revenue from settlement and license agreement	$ 1,250,000
Cost of the Aditech Pharma AG agreement	(25,000)
Research and development costs	(20,496)	$ (41,052)	$ (33,727)
General and administrative costs	(17,107)	(14,382)	(15,852)
Operating income (loss)	1,187,397	(55,434)	(49,579)
Exchange rate (loss) gain, net	(241)	598	11,933
Interest income	227	389	438
Other finance costs	(2,895)	(92)	(132)
Income (loss) before tax	1,184,488	(54,539)	(37,340)
Income tax (expense) benefit	(267,395)	21,203	336
Net income (loss) for the year	917,093	(33,336)	(37,004)
Net income (loss) for the year attributable to:
Equity holders of the Parent	$ 917,093	$ (33,336)	$ (37,004)
Per share amounts:
Net income (loss) per share basic	$ 2.41	$ (0.06)	$ (0.07)
Net income (loss) per share diluted	$ 2.30	$ (0.06)	$ (0.07)